Release:    Immediate    June 21, 2016

CP provides second-quarter 2016 earnings outlook; Q2 earnings release date and conference call details

Calgary, AB – Canadian Pacific Railway Limited (TSX: CP) (NYSE: CP) today announced it is providing an earnings outlook for the second-quarter of 2016 due to lower-than-anticipated volumes in bulk commodities, such as grain and potash, the unexpected and devastating wildfires in northern Alberta and a strengthening Canadian dollar.

CP now expects revenues to decline approximately 12 percent from the same quarter a year ago, adjusted diluted earnings per share of approximately $2.00 and an operating ratio of about 62 percent.

Given the transitory nature of these impacts, CP remains confident in its business model and believes actions taken in the first half of the year – coupled with an anticipated improvement in commodity volumes – provide a path for the company towards meeting its full-year guidance.

“CP will continue to focus on controlling costs in a difficult environment,” said E. Hunter Harrison, CP Chief Executive Officer. “While we acknowledge the environment remains challenging, additional cost reduction opportunities and the potential for stronger volumes in the back half of the year still lead us to believe that achieving double-digit EPS growth in 2016 is a possibility.”

CP will release its second-quarter financial and operating results at 8:30 a.m. eastern time (6:30 a.m. mountain time) on July 20, 2016.

The company will discuss its results with the financial community in a conference call beginning at: 11 a.m. eastern time (9 a.m. mountain time) on July 20.

Conference Call Access
Toronto participants dial in number: 1-647-427-7450
Operator assisted toll free dial in number: 1-888-231-8191
Callers should dial in 10 minutes prior to the call.

Webcast
We encourage you to access the webcast and presentation material in the “Investors” section of CP’s website at http://www.cpr.ca/en/investors/earnings-releases

A replay of the second-quarter conference call will be available by phone through to August 17, 2016 at 416-849-0833 or toll free 1-855-859-2056, password 38007320.

Access to the webcast and audio file of the presentation will be made available at: http://www.cpr.ca/en/investors/earnings-releases

Non-GAAP Measures
The Company presents non-GAAP measures to provide a basis for evaluating underlying earnings trends in the Company's business that can be compared with the results of operations in prior periods. In addition, these non-GAAP measures facilitate a multi-period assessment of long-term profitability allowing management and other external users of the Company's consolidated financial information to compare profitability on a long-term basis, including assessing future profitability, with that of the Company's peers.

This press release presents Adjusted diluted earnings per share which has no standardized meaning and is not defined by GAAP and, therefore, may not be comparable to similar measures presented by other companies. The presentation of this non-GAAP measure is not intended to be considered in isolation from, or as a substitute for, or as superior to, the financial information presented in accordance with GAAP.

Adjusted Performance Measures
The Company uses Adjusted diluted earnings per share to evaluate the Company’s operating performance and for planning and forecasting future business operations and future profitability. This non-GAAP measure provides meaningful supplemental information regarding operating results because it excludes certain significant items that are not considered indicative of future financial trends either by nature or amount. As a result, these items are excluded for management assessment of operational performance, allocation of resources and preparation of annual budgets. These significant items may include, but are not limited to, restructuring and asset impairment charges, individually significant gains and losses from sales of assets and certain items outside the control of management. These items may not be non-recurring. However, excluding these significant items from GAAP results allows for a consistent understanding of the Company's consolidated financial performance when performing a multi-period assessment including assessing the likelihood of future results. Accordingly, these non-GAAP financial measures may provide insight to investors and other external users of the Company's consolidated financial information.

The significant item that will impact reported second-quarter 2016 is a non-cash gain or loss due to FX translation of the Company’s U.S. dollar-denominated debt which may favourably or unfavourably impact Diluted EPS. As the U.S. to Canadian dollar exchange rate at June 30, 2016 cannot be predicted, it is not possible to accurately predict either the FX translation on the Company’s U.S. dollar-denominated debt or GAAP reported diluted earnings per share. As a result neither GAAP reported diluted earnings per share or a reconciliation of Adjusted diluted earnings per share to reported diluted earnings per share can be presented at this time.

Note on forward-looking information
This news release contains certain forward-looking information within the meaning of applicable securities laws relating, but not limited, to our operations, priorities and plans, anticipated financial performance, including our second quarter 2016 outlook, 2016 full-year guidance, business prospects commodity volumes, planned capital expenditures, programs and strategies. This forward-looking information also includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as “financial expectations”, “key assumptions”, “anticipate”, “believe”, “expect”, “plan”, “will”, “outlook”, “should” or similar words suggesting future outcomes. To the extent that CP has provided guidance using non-GAAP financial measures, the Company may not be able to provide a reconciliation to a GAAP measure, due to unknown variables and uncertainty related to future results.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from the forward-looking information. Forward-looking information is not a guarantee of future performance. By its nature, CP’s forward-looking information involves numerous assumptions, inherent risks and uncertainties that could cause actual results to differ materially from the forward-looking information, including but not limited to the following factors: the key assumptions identified above; changes in business strategies; general North American and global economic, credit and business conditions; risks in agricultural production such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped via CP; inflation; changes in laws and regulations, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; and various events that could disrupt operations, including severe weather, droughts, floods, avalanches and earthquakes as well as security threats and governmental response to them, and technological changes. The foregoing list of factors is not exhaustive.

These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to "Item 1A - Risk Factors" and "Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information" in CP's annual and interim reports on Form 10-K and 10- Q.. Readers are cautioned not to place undue reliance on forward-looking information. Forward-looking information is based on current expectations, estimates and projections and it is possible that predictions, forecasts, projections, and other forms of forward-looking information will not be achieved by CP. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, whether as a result of new information, future events or otherwise.

About Canadian Pacific
Canadian Pacific (TSX:CP)(NYSE:CP) is a transcontinental railway in Canada and the United States with direct links to eight major ports, including Vancouver and Montreal, providing North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of Canadian Pacific.

Contacts:
Media
Martin Cej
Tel: 403-319-7298
martin_cej@cpr.ca
24/7 Media Pager: 855-242-3674

Investment Community
Nadeem Velani
Tel: 403-319-3591
email: investor@cpr.ca